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                      Household Finance Corporation
  Household Revolving Home Equity Loan Trust 1996-2
            Revolving Home Equity Loan Asset Backed
                       Certificates - Series 1996-2
   P & S Agreement Date:           November 1, 1996
    Original Settlement Date:     November 26, 1996
 Series Number of Class A-1 Certificates: 441919AK3

    Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                              10/20/2000


Investor Certificateholder Floating Allocation                      91.33%
Percentage
Investor Certificateholder Fixed Allocation                         97.32%
Percentage

Aggregate Amount of  Collections                              8,424,859.49
     Aggregate Amount of  Interest Collections                2,452,594.25
     Aggregate Amount of  Principal Collections               5,972,265.24

Class A Interest Collections                                  2,240,025.21
Class A Principal Collections                                 5,789,803.11
Seller Interest Collections                                     212,569.04
Seller Principal Collections                                    182,462.13

Weighted Average Loan Rate                                          14.11%
Net Loan Rate                                                       13.11%

Weighted Average Maximum Loan Rate                                  18.87%

Class A-1 Certificate Rate                                         6.7638%
Maximum Investor Certificate Rate                                 13.1123%
Class A-1 Certificate Interest Distributed                    1,100,203.60
Class A-1 Investor Certificate Interest Shortfall                     0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall                       0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                       0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                            0.00







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Maximum Principal Dist. Amount (MPDA)                         5,812,101.03
Alternative Principal Dist. Amount (APDA)                     5,789,803.11
Rapid Amortization Period? (Y=1, N=0)                                 0.00
Scheduled Principal  Distribution Amount (SPDA)               5,789,803.11

Principal  allocable to Class A-1                             5,789,803.11

SPDA deposited to Funding Account                                     0.00
Subsequent Funding Mortgage Loans Purchased in                        0.00
Period
Cumulative Subsequent Funding Mortgage Loans                135,722,113.20
Purchased


Accelerated Principal Distribution Amount                             0.00

APDA allocable to Class A-1                                           0.00


Reimbursement to Credit Enhancer                                      0.00

Spread Trigger hit?                                                     No
Loss Trigger hit?                                                       No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss                   294,288.61
Amount


Cumulative Investor Liquidation Loss Amount                     294,288.61

Total Principal allocable to A-1                              6,084,091.72


Beginning Class A-1 Certificate Principal Balance           195,194,133.27

Ending Class A-1 Certificate Principal Balance              189,110,041.55




Pool Factor (PF)                                                 0.2435814

Servicer Certificate (Page 2 of  3)

Distribution Date:                                              10/20/2000

Retransfer Deposit Amount (non 2.07 transfers)                        0.00
Servicing Fees Distributed                                      165,979.61
Beg. Accrued and Unpaid Inv. Servicing Fees                           0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                         0.00
End. Accrued and Unpaid Inv. Servicing Fees                           0.00

Number of Mortgage Loans Retransferred pursuant to                       0
2.07
Cumulative Number of Mortgage Loans Retransferred                        0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
Cumulative Mortgage Loans Retransferred pursuant to                   0.00
2.07 ($)

Aggregate Investor Liquidation Loss Amount                      294,288.61
Investor Loss Reduction Amount                                        0.00

Beginning Pool Balance                                      218,076,464.34
Ending Pool Balance                                         211,964,227.64
Beginning Invested Amount                                   199,175,537.27
Ending Invested Amount                                      193,091,445.55
Beginning Seller Principal Balance                           18,900,927.07
Ending Seller Principal Balance                              18,872,782.09
Additional Balances                                             182,462.13

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Beginning Funding Account Balance                                     0.00
Ending Funding Account Balance                                        0.00
Ending Funding Account Balance % (before any                         0.00%
purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of                  0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                        $0.00
Purchased in Period
Principal Collections to purchase Additional                         $0.00
Balances and/or paid to Cert.

Investment Earnings on Funding Account                               $0.00

Excess Funding Amount                                                $0.00







Beginning Spread Account Balance                              2,786,983.00
Ending Spread Account Balance                                 2,786,983.00

Beginning Seller Interest                                            8.67%
Ending Seller's Interest                                             8.90%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                                     656
   60 - 89 days (Del Stat 4)                                 21,904,003.81
     No. of Accounts                                                   165
     Trust Balance                                            5,148,945.34
   90+ (Del Stat 5+)
     No. of Accounts                                                   236
     Trust Balance                                            6,484,324.51
   REO
     No. of Accounts                                                    27
     Trust Balance                                              862,486.23

Rapid Amortization Event ?                                              No
   Failure to make payment within 5 Business Days                       No
of Required Date ?
   Failure to perform covenant relating to Trust's                      No
Security Interest ?
   Failure to perform other covenants as described                      No
in the Agreement ?
   Breach of Representation or Warranty ?                               No
   Bankruptcy, Insolvency or Receivership relating                      No
to Seller ?
   Subject to Investment Company Act of 1940                            No
Regulation ?
   Servicing Termination ?                                              No
   Aggregate of Credit Enhancement Draw Amounts                         No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                              10/20/2000

Event of Default ?                                                      No
   Failure by Servicer to make payment within 5                         No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant relating                     No
to Trust's Security Interest ?
   Failure by Servicer to perform other covenants                       No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating                      No
to Master Servicer ?
   Trigger Event ?                                                      No

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Policy Fee Distributed to Credit Enhancer (Paid                        N/A
directly from HFC)
Premium Distributed to Credit Enhancer                                0.00
Amount Distributed to Seller                                    395,031.17
Master Servicer Credit Facility Amount                                0.00
Guaranteed Principal Distribution Amount                              0.00
Credit Enhancement Draw Amount                                        0.00
Spread Account Draw Amount                                            0.00
Capitalized Interest Account Draw                                     0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                   0.00
Amount paid to Trustee                                                0.00
Cumulative Draw under Policy                                          0.00
Net Yield                                                            4.09%


Total  Available Funds
     Aggregate Amount of Collections                          8,424,859.49
     Deposit for principal not used to purchase                       0.00
subsequent loans
     Interest Earnings on the Funding Account                         0.00

     Total                                                    8,424,859.49


Application of Available Funds
     Servicing Fee                                              165,979.61
     Prinicpal and Interest to Class A-1                      7,184,295.32

     Seller's portion of Principal and Interest                 395,031.17
     Funds deposited into Funding Account (Net)                       0.00
     Funds deposited into Spread  Account                             0.00
     Excess funds released to Seller                            679,553.39
     Total                                                    8,424,859.49








OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.







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A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                              10/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation                     91.3329%
Percentage
Class A Certificateholder Fixed Allocation                        97.3182%
Percentage

Beginning Class A-1 Certificate Balance                     195,194,133.27


Class A-1 Certificate Rate                                       6.763750%

Class A-1 Certificate Interest Distributed                        1.417107

Class A-1 Certificate Interest Shortfall                          0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest                   0.000000
Shortfall


Rapid Amortization Event ?                                              No
Class A-1 Certificate Principal Distributed                       7.836558

   Maximum Principal Distribution Amount                          7.486223
   Scheduled Principal  Distribution Amount (SPDA)                7.457502
   Accelerated Principal Distribution Amount                      0.000000
   Aggregate Investor Liquidation Loss Amount                     0.379056
Distributed

Total Amount Distributed to Certificateholders                    9.253665

Principal Collections deposited into Funding                          0.00
Account
Ending Funding Account Balance                                        0.00

Ending Class A-1 Certificate Balance                        189,110,041.55


Class A-1 Factor                                                 0.2435814

Pool Factor (PF)                                                 0.2435814

Unreimbursed Liquidation Loss Amount                                    $0
Accrued Interest on Unreimbursed Liquidation Loss                       $0
Amount
Accrued & Unpaid Interest on Unreimbursed                               $0
Liquidation Loss Amount

Class A Servicing Fee                                           165,979.61

Beginning Invested Amount                                   199,175,537.27
Ending Invested Amount                                      193,091,445.55
Beginning Pool Balance                                      218,076,464.34
Ending Pool Balance                                         211,964,227.64

Spread Account Draw Amount                                            0.00
Credit Enhancement Draw Amount                                        0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                              10/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                                   656
     Trust Balance                                           21,904,003.81

   60 - 89 days (Del Stat 4)
     No. of Accounts                                                   165
     Trust Balance                                            5,148,945.34

   90+ (Del Stat 5+)
     No. of Accounts                                                   236
     Trust Balance                                            6,484,324.51

   REO
     No. of Accounts                                                    27
     Trust Balance                                              862,486.23

Aggregate Liquidation Loss Amount for Liquidated                322,215.37
Loans

Class A-1 Certificate Rate for Next Distribution             To be updated
Date


Amount of any Draws on the Policy                                     0.00

Subsequent Mortgage Loans
     No. of Accounts                                                  0.00
     Trust Balance                                                    0.00
     Cumulative No. of Accounts                                   4,332.00
     Cumulative Trust Balance                               135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant                      0
to 2.07
    Cumulative Number of Mortgage Loans                                  0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07                     0.00
($)
    Cumulative Mortgage Loans Retransferred                           0.00
pursuant to 2.07 ($)

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